CIPHER MULTIMEDIA, INC.

FINANCIAL STATEMENTS
FOR THE SEVEN MONTH PERIOD ENDED JULY 30, 2003
AND FOR THE PERIOD FROM
SEPTEMBER 13, 2002 (INCEPTION) TO JULY 30, 2003

CIPHER MULTIMEDIA, INC.
FINANCIAL STATEMENTS
FOR THE SEVEN MONTH PERIOD ENDED JULY 30, 2003
AND FOR THE PERIOD FROM
SEPTEMBER 13, 2002 (INCEPTION) TO JULY 30, 2003

CONTENTS	Page

Independent Auditors Report	1

Balance Sheets at July 30,2003	2

Statements of Operations for the Seven Months Period Ended July 30, 2003 and for the Period from September 13, 2002 (Inception) to July 30, 2003

Statement of Stockholders' Equity (Deficiency) for the Period from September 13, 2002 (Inception) to July 30, 2003	5

Statements of Cash Flows for the Seven Months Period Ended July 30, 2003 and for the Period from September 13, 2002 (Inception) to July 30, 2003	6

Notes to Financial Statements	8

CIPHER HOLDING CORPORATION
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS

	July 31	December 31,
	2003	2002
	(Unaudited)	(Audited)
ASSETS

Cash	$300	$173

Total Current Assets	300	173

Total Assets	$300	$173

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Notes payable - Rooney	6,623	--
Loan payable - Shareholders’	--	400

Total Current Liabilities	6,623	400

Stockholders' equity (Deficit): Common stock, no par value; 100,000,000 shares authorized, and 35,132,000 shares issued and outstanding, on July 31, 2003 and December 31, 2002	222,400	112,400

(Deficit) accumulated during the development stage	(228,723)	(112,627)

Total stockholders' (deficit)	(6,323)	(227)

Total Liabilities and Stockholders' (Deficit)	$300	$173

The accompanying notes are an integral part of the financial statements.

CIPHER HOLDING CORPORATION
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS
FOR THE SEVEN MONTH PERIOD ENDED JULY 30, 2003 AND 2002 AND FOR
THE PERIOD FROM SEPTEMBER 13, 2002 (INCEPTION) TO JULY 30, 2003
(UNAUDITED)

		From Inception
	Seven Months Ended	On September13, 2002
	July 30, 2003	to July 30, 2003

Revenues:	$--	$--
Operating expenses
Professional fees	69,910	150,901
Marketing, general, and administrative	46,186	77,822

Total operating expenses	116,096	228,723

Net loss	$(116,096)	$(228,723)

The accompanying notes are an integral part of the financial statements.

CIPHER HOLDING CORPORATION
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS
FOR THE SEVEN MONTH PERIOD ENDED SEPTEMBER 30, 2003 AND
THE PERIOD FROM SEPTEMBER 13, 2002 (INCEPTION) TO JULY 30, 2003
(UNAUDITED)
		From Inception
	Seven Months Ended	On September13, 2002
	July 30, 2003	to July 30, 2003
Cash Flows from Operating Activities:

Net loss	$(116,096)	$(228,723)

Adjustments to reconcile Net (Loss) to net cash (used) by operating activities:

Net cash used by operating activities	$(116,096)	$(228,723)

Cash flows from financing activities:
Notes payable shareholders'	6,223	6,623
Notes payable - other
Issuance of common stock	--	112,400
Contributed capital	110,000	110,000

Net cash flows provided by financing activities	116,223	229,023

Net increase in cash	127	300
Cash at beginning of period	173	--

Cash at end of period	$300	$300

The accompanying notes are an integral part of the financial statements.

CIPHER HOLDING CORPORATION
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CHANGES IN STOCKHOLDERS' (DEFICIT)
FOR THE SEVEN MONTH PERIOD ENDED SEPTEMBER 30, 2003 AND
THE PERIOD FROM SEPTEMBER 13, 2002 (INCEPTION) TO JULY 30, 2003
(UNAUDITED)

	Number of	Common
	Shares	Stock	Deficit	Total

2002
September 13, 2002	$--	$--	$--	$--
Issuance of Cipher
Shares for cash	35,132,000	112,400	--	112,400
Net loss	--	--	(112,627)	(112,627)

December 31, 2002	$35,132,000	$112,400	$(112,627)	$(227)

2003
July 30, 2003	$--	$--	$--	$--
Issuance of Cipher
Shares for cash	35,132,000	222,400	--	222,400
Net loss	--	--	(228,723)	(228,723)

July 30, 2003	$35,132,000	$222,400	$(228,723)	$(6,323)

The accompanying notes are an integral part of the financial statements.

CIPHER HOLDING CORPORATION
NOTES TO FINANCIAL STATEMENTS
Unaudited

NOTE 1 - BASIS OF PRESENTATION

The interim financial statements included herein are presented in accordance with United States generally accepted accounting principles and have been prepared by the Registrant, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Registrant believes that the disclosures are adequate to make the information presented not misleading.

These statements reflect all adjustments, consisting of normal recurring adjustments, which, in the opinion of management, are necessary for fair presentation of the information contained therein. It is suggested that these interim financial statements be read in conjunction with the audited financial statements and notes thereto of the Registrant included in its Form 10-KSB for the fiscal year ended December 31, 2002. Results of operations for the interim periods are not indicative of annual results.

NOTE 2 - BUSINESS ORGANIZATION

Cipher Multimedia, Inc. (“Cipher”, “the Company”), a development stage company, was incorporated under the laws of the State of Illinois on September 13, 2002. The Company commenced its operations upon incorporation and has been in the development stage since then and has had no revenues.

Cipher Multimedia, Inc. is a digital distribution solution and marketing company which secures and allows access to digital content through proprietary encoding, encryption and authorization technology. Cipher’s technology and services allow publishers and distributors to distribute digital content in a secure format to mass markets. Secured video and software content is distributed through new and existing commercial product offerings and distribution channels.

Going Concern

These financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. The Company has sustained losses since inception and has accumulated losses of $112,627 as of July 31, 2003. The Company's ability to continue as a going concern is dependent upon the successful completion of additional financing arrangements and its ability to develop and sell its services. Management plans to raise equity capital to finance the operating and capital requirements of the Company. While the Company is expending its best efforts to achieve the above plans, there is no assurance that such activity will generate sufficient funds to accomplish its business purpose, or that the Company's business plans will be successful.

CIPHER HOLDING CORPORATION
NOTES TO FINANCIAL STATEMENTS
Unaudited

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

The Company considers all highly liquid instruments with original maturities of three months or less to be cash equivalents.

Income Taxes

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under Statement No. 109, the asset and liability method is used in accounting for income taxes. Deferred taxes are recognized for temporary differences between the bases of assets and liabilities for financial statement and income tax purposes. The temporary differences relate primarily to net operating loss carry-forwards. A valuation allowance is recorded for deferred tax assets when it is more likely than not that some or all of the deferred tax assets will not be realized through future operations.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements

In November 2002, the EITF finalized its consensus on EITF Issue 00-21, “Revenue Arrangements with Multiple Deliverables, “ which provides guidance on the method of revenue recognition for sales arrangements that include the delivery of more than one product or service. EITF 00-21 is effective prospectively for arrangements entered into in fiscal periods beginning after June 15, 2003. Under EITF 00-21, revenue must be allocated to all deliverables regardless of whether an individual element is incidental or perfunctory. The adoption of EITF 00-21 did not have a material impact on the Company’s results of operations or financial position.

In January 2003, the FASB issued FASB Interpretation No. 46 (“FIN 46”), “Consolidation of Variable Interest Entities.” FIN 46 clarifies the application of Accounting Research Bulletin No. 51, “Consolidated Financial Statements,” to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 applies immediately to variable interest entities (“VIE’s”) created after January 31, 2003, and to VIE’s in which an enterprise obtains an interest after that date.

CIPHER HOLDING CORPORATION
NOTES TO FINANCIAL STATEMENTS
Unaudited

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

New Accounting Pronouncements (Continued)

On October 9, 2003 the FASB issued FASB Staff Position No. FIN 46-6 “Effective Date of FASB Interpretation No.46 Consolidation of Variable Interest Entities,” which defers the implementation date for public entities that hold an interest in a variable interest entity or potential variable interest entity from the first fiscal year or interim period beginning after June 15, 2003 to the end of the first interim or annual period ending after December 15, 2003.

This deferral applies only if 1) the variable interest entity was created before February 1, 2003 and 2) the public entity has not issued financial statements reporting that variable interest entity in accordance with FIN 46, other than disclosures required by paragraph 26 of FIN 46. The adoption of FIN 46 did not have a material impact on the Company’s financial position, liquidity or results of operations.

In May 2003, the FASB issued SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities.” This Statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under FASB

Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities.” SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 did not materially impact the Company’s financial position or results of operations.

In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity.” The statement requires that an issuer classify financial instruments that are within its scope as a liability. Many of those instruments were classified as equity under previous guidance. SFAS No. 150 is effective for all financial instruments entered into or modified after May 31, 2003. Otherwise, it is effective on July 1, 2003 except for mandatory redeemable non controlling (minority) interest which, on October 29, 2003, the FASB decided to defer indefinitely. The adoption of SFAS No. 150 did not materially impact the Company’s financial position or results of operations

CIPHER HOLDING CORPORATION
NOTES TO FINANCIAL STATEMENTS
Unaudited
NOTE 4. INCOME TAXES

The details of deferred tax assets and liabilities are as follows:

The Company used a statutory tax rate of 40% and estimated the tax asset to be $90,000. The valuation allowance of $45,000, in 2002, was increased by an additional $45,000, in 2003, to equal the amount of the Company's tax assets that are estimated to expire without providing future tax benefits.

			Estimated Tax
Year Loss	Expiration	Operating	Asset on Net
Incurred	Date	Loss	Operating Loss

2002	2022	$ (112,627)	$ 45,000
2003	2023	(116,096)	45,000

		$ (228,723)	90,000
Valuation allowance			(90,000)

Net tax assets			$ --

NOTE 5. SUBSEQUENT EVENT

Reverse Merger

On August 19, 2003, Cipher entered a reverse merger agreement with majority shareholders of Momentum Holdings Corporation, Midwest Merger Management, LLC, a Kentucky limited liability Company and Brentwood Capital Corp., a New York Corporation, entered into a Stock Purchase Agreement. Pursuant to the terms of the Agreement, Cipher purchased an aggregate of 1,900,000 shares of the 2,100,011 issued and outstanding shares of the Company's common Stock, par value $.001 per share, from the Selling shareholders for the purchase price of $275,000 of cash and debt. Cipher delivered the sum of $150,000 by wire transfer and executed promissory notes in the amount of $60,000 due on September 6, 2003 and a second promissory note in the amount of $65,000 due on December 5, 2003.

Also, under the terms of the exchange agreement, Momentum exchanged 14,052,800 newly issued shares of common stock for all of the issued and outstanding shares of common stock of Cipher, leaving 16,452,811 shares of the Company's stock issued and outstanding.

CIPHER MULTIMEDIA, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 5. SUBSEQUENT EVENT (Continued)

Reverse Merger (Continued)

As a result of reverse merger agreement, Cipher acquired voting control of Momentum on August 19, 2003 and became Momentum's majority shareholder.

Also on August 19, 2003, Anthony R. Russo and Danny L. Pixler resigned as the sole officers and directors of the Company. Patrick Rooney was elected as the Company's President and Chairman of the Board of Directors and Corey Conn was elected as the Company's Chief Financial Officer, Secretary and Director.

At the time of acquisition Momentum did not have any assets and the only liability of Momentum was to Brentwood Capital Corp., a selling shareholder, who had waived the liability prior to the exchange.